UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                               May 31, 2011

CHINA EDUCATION INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53247	20-4854568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 NW Executive Center Drive, Suite 100 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(561) 981-6277

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 10, 2011, China Education International, Inc. (“we" "us" or "our") filed a Current Report on Form 8-K (the “Form 8-K”) related to a series of agreements we entered into with Pingtan Lanhua School and its shareholders. This Amendment No. 1 to the Form 8-K is filed to provide the financial statements and other information required under Item 9.01 of the Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The Audited Financial Statements of Pingtan Lanhua School as of December 31, 2010 and the Unaudited Financial Statements as of March 31, 2011 and 2010 are filed as Exhibit 99.3 to this Amendment No. 1 of this current report and are incorporated herein by reference.

(b)           Pro-forma Financial Information

The unaudited pro forma balance sheet as of March 31, 2011 and unaudited pro forma income statement for the year ended December 31, 2010 to give effect to the acquisition of Pingtan Lanhua School are filed as Exhibit 99.4 to this Amendment No. 1 of this current report and are incorporated herein by reference.

(d)           Exhibits

Exhibit No.	Description of Exhibit
10.19
Share Pledge Agreement dated May 31, 2011 between Hangzhou Kunjiang Education Technology Co., Ltd. and Qiming Weng, Xingbiao Lin and Qiude Chen (Incorporated by reference to Exhibit 10.19 of the Current Report on Form 8-K filed on June 10, 2011, SEC File No. 000-53247).

10.20
Power of Attorney dated May 31, 2011 between China Education Schools Co., Ltd and Qiming Weng, Xingbiao Lin and Qiude Chen (Incorporated by reference to Exhibit 10.20 of the Current Report on Form 8-K filed on June 10, 2011, SEC File No. 000-53247).

10.21
Option Agreement dated May 31, 2011 between Crown Union Resources Limited and Qiming Weng, Xingbiao Lin and Qiude Chen and China Education Schools Co., Ltd. (Incorporated by reference to Exhibit 10.21 of the Current Report on Form 8-K filed on June 10, 2011, SEC File No. 000-53247).

10.22
Call Option Agreement dated May 31, 2011 between Qiming Weng, Xingbiao Lin and Qiude Chen and China Education Schools Co., Ltd. (Incorporated by reference to Exhibit 10.22 of the Current Report on Form 8-K filed on June 10, 2011, SEC File No. 000-53247).

10.23
Exclusive Cooperation Agreement dated May 31, 2011 between Hangzhou Kunjiang Education Technology Co., Ltd. and Pingtan Lanhua Middle and High School (Incorporated by reference to Exhibit 10.23 of the Current Report on Form 8-K filed on June 10, 2011, SEC File No. 000-53247).

99.1
Press release of China Education International, Inc. dated June 1, 2011 Regarding Trading Symbol Change (Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed on June 10, 2011, SEC File No. 000-53247).

99.2
Press release of China Education International, Inc. dated June 1, 2011 Regarding Execution of Agreements with Pingtan Lanhua Middle and High School (Incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K filed on June 10, 2011, SEC File No. 000-53247)..

99.3*	Audited Financial Statements of Pingtan Lanhua School as of December 31, 2010 and Unaudited Financial Statements of Pingtan Lanhua School as of March 31, 2011 and 2010
99.4*	Unaudited pro forma balance sheet as of March 31, 2011 and unaudited pro forma consolidated income statement for the year ended December 31, 2010.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION INTERNATIONAL, INC.

Date: August 16, 2011	By: /s/ Joel Mason
Joel Mason, Chief Executive Officer